LEGG MASON CLASSIC VALUATION FUND

       Supplement to the Primary Class Prospectus dated February 28, 2004


The fourth paragraph of the section entitled "Other" beginning on Page 13 of the prospectus is replaced in its entirety with the following:

       The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, because the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice when the fund detects a pattern of excessive trading. Although shareholder transactions are monitored for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

       The fund also reserves the right to:

o        suspend the offering of shares for a period of time;

o        change its minimum investment amounts; and

o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC").

The paragraph being replaced begins with: "The fund reserves the right to:" and includes the subsequent three bullet pointed phrases.

                                    * * * * *


The third and fourth paragraphs of the section entitled "Exchange privilege" beginning on Page 15 of the prospectus are replaced in their entirety with the following:

       Each fund reserves the right to terminate or modify the exchange privilege after 60 days' written notice to shareholders.


                      This supplement is dated May 5, 2004.
  You should retain this supplement with your prospectus for future reference.